EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver to do all other acts and things on my behalf as a director and/or officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-4 of the Common Stock, $3.00 par value per share, of Midlantic for issuance in connection with the acquisition of Old York Road Bancorp, Inc. and its wholly-owned subsidiary, Bank and Trust Company of Old York Road, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as director and/or officer of Midlantic to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 18th day of January, 1995.

                                          GARRY J. SCHEURING
                                          ------------------------
                                          Garry J. Scheuring
Attest:

JOHN M. SPERGER
- --------------------
John M. Sperger
Senior Vice President
  & Secretary

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver to do all other acts and things on my behalf as a director and/or officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-4 of the Common Stock, $3.00 par value per share, of Midlantic for issuance in connection with the acquisition of Old York Road Bancorp, Inc. and its wholly-owned subsidiary, Bank and Trust Company of Old York Road, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as director and/or officer of Midlantic to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 18th day of January, 1995.

                                          HOWARD I. ATKINS
                                          ------------------------
                                          Howard I. Atkins
Attest:

JOHN M. SPERGER
- --------------------
John M. Sperger
Senior Vice President
  & Secretary

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver to do all other acts and things on my behalf as a director and/or officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-4 of the Common Stock, $3.00 par value per share, of Midlantic for issuance in connection with the acquisition of Old York Road Bancorp, Inc. and its wholly-owned subsidiary, Bank and Trust Company of Old York Road, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as director and/or officer of Midlantic to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 18th day of January, 1995.

                                          JAMES E. KELLY
                                          ------------------------
                                          James E. Kelly
Attest:

JOHN M. SPERGER
- --------------------
John M. Sperger
Senior Vice President
  & Secretary

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver to do all other acts and things on my behalf as a director and/or officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-4 of the Common Stock, $3.00 par value per share, of Midlantic for issuance in connection with the acquisition of Old York Road Bancorp, Inc. and its wholly-owned subsidiary, Bank and Trust Company of Old York Road, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as director and/or officer of Midlantic to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 18th day of January, 1995.

                                          CHARLES E. EHINGER
                                          ------------------------
                                          Charles E. Ehinger
Attest:

JOHN M. SPERGER
- --------------------
John M. Sperger
Senior Vice President
  & Secretary

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver to do all other acts and things on my behalf as a director and/or officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-4 of the Common Stock, $3.00 par value per share, of Midlantic for issuance in connection with the acquisition of Old York Road Bancorp, Inc. and its wholly-owned subsidiary, Bank and Trust Company of Old York Road, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as director and/or officer of Midlantic to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 18th day of January, 1995.

                                          DAVID F. GIRARD-DI CARLO
                                          ----------------------------
                                          David F. Girard-di Carlo
Attest:

JOHN M. SPERGER
- --------------------
John M. Sperger
Senior Vice President
  & Secretary

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver to do all other acts and things on my behalf as a director and/or officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-4 of the Common Stock, $3.00 par value per share, of Midlantic for issuance in connection with the acquisition of Old York Road Bancorp, Inc. and its wholly-owned subsidiary, Bank and Trust Company of Old York Road, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as director and/or officer of Midlantic to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 18th day of January, 1995.

                                          FREDERICK C. HAAB
                                          ------------------------
                                          Frederick C. Haab
Attest:

JOHN M. SPERGER
- --------------------
John M. Sperger
Senior Vice President
  & Secretary

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver to do all other acts and things on my behalf as a director and/or officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-4 of the Common Stock, $3.00 par value per share, of Midlantic for issuance in connection with the acquisition of Old York Road Bancorp, Inc. and its wholly-owned subsidiary, Bank and Trust Company of Old York Road, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as director and/or officer of Midlantic to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 18th day of January, 1995.

                                          KEVORK S. HOVNANIAN
                                          ------------------------
                                          Kevork S. Hovnanian
Attest:

JOHN M. SPERGER
- --------------------
John M. Sperger
Senior Vice President
  & Secretary

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver to do all other acts and things on my behalf as a director and/or officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-4 of the Common Stock, $3.00 par value per share, of Midlantic for issuance in connection with the acquisition of Old York Road Bancorp, Inc. and its wholly-owned subsidiary, Bank and Trust Company of Old York Road, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as director and/or officer of Midlantic to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 18th day of January, 1995.
                                          ARTHUR J. KANIA
                                          ------------------------
                                          Arthur J. Kania
Attest:

JOHN M. SPERGER
- --------------------
John M. Sperger
Senior Vice President
  & Secretary

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver to do all other acts and things on my behalf as a director and/or officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-4 of the Common Stock, $3.00 par value per share, of Midlantic for issuance in connection with the acquisition of Old York Road Bancorp, Inc. and its wholly-owned subsidiary, Bank and Trust Company of Old York Road, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as director and/or officer of Midlantic to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 18th day of January, 1995.


                                          AUBREY C. LEWIS
                                          ------------------------
                                          Aubrey C. Lewis
Attest:

JOHN M. SPERGER
- --------------------
John M. Sperger
Senior Vice President
  & Secretary

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver to do all other acts and things on my behalf as a director and/or officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-4 of the Common Stock, $3.00 par value per share, of Midlantic for issuance in connection with the acquisition of Old York Road Bancorp, Inc. and its wholly-owned subsidiary, Bank and Trust Company of Old York Road, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as director and/or officer of Midlantic to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 18th day of January, 1995.

                                          DAVID F. McBRIDE
                                          ------------------------
                                          David F. McBride
Attest:

JOHN M. SPERGER
- --------------------
John M. Sperger
Senior Vice President
  & Secretary

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver to do all other acts and things on my behalf as a director and/or officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-4 of the Common Stock, $3.00 par value per share, of Midlantic for issuance in connection with the acquisition of Old York Road Bancorp, Inc. and its wholly-owned subsidiary, Bank and Trust Company of Old York Road, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as director and/or officer of Midlantic to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 18th day of January, 1995.

                                          DESMOND P. McDONALD
                                          ------------------------
                                          Desmond P. McDonald
Attest:

JOHN M. SPERGER
- --------------------
John M. Sperger
Senior Vice President
  & Secretary

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver to do all other acts and things on my behalf as a director and/or officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-4 of the Common Stock, $3.00 par value per share, of Midlantic for issuance in connection with the acquisition of Old York Road Bancorp, Inc. and its wholly-owned subsidiary, Bank and Trust Company of Old York Road, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as director and/or officer of Midlantic to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 18th day of January, 1995.

                                          WILLIAM E. McKENNA
                                          ------------------------
                                          William E. McKenna
Attest:

JOHN M. SPERGER
- --------------------
John M. Sperger
Senior Vice President
  & Secretary

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver to do all other acts and things on my behalf as a director and/or officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-4 of the Common Stock, $3.00 par value per share, of Midlantic for issuance in connection with the acquisition of Old York Road Bancorp, Inc. and its wholly-owned subsidiary, Bank and Trust Company of Old York Road, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as director and/or officer of Midlantic to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 18th day of January, 1995.

                                          ROY T. PERAINO
                                          ------------------------
                                          Roy T. Peraino
Attest:

JOHN M. SPERGER
- --------------------
John M. Sperger
Senior Vice President
  & Secretary

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver to do all other acts and things on my behalf as a director and/or officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-4 of the Common Stock, $3.00 par value per share, of Midlantic for issuance in connection with the acquisition of Old York Road Bancorp, Inc. and its wholly-owned subsidiary, Bank and Trust Company of Old York Road, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as director and/or officer of Midlantic to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 18th day of January, 1995.

                                          ERNEST L. RANSOME, III
                                          ------------------------
                                          Ernest L. Ransome, III
Attest:

JOHN M. SPERGER
- --------------------
John M. Sperger
Senior Vice President
  & Secretary

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver to do all other acts and things on my behalf as a director and/or officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-4 of the Common Stock, $3.00 par value per share, of Midlantic for issuance in connection with the acquisition of Old York Road Bancorp, Inc. and its wholly-owned subsidiary, Bank and Trust Company of Old York Road, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as director and/or officer of Midlantic to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 18th day of January, 1995.

                                          B. P. RUSSELL
                                          ------------------------
                                          B. P. Russell
Attest:

JOHN M. SPERGER
- --------------------
John M. Sperger
Senior Vice President
  & Secretary

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver to do all other acts and things on my behalf as a director and/or officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-4 of the Common Stock, $3.00 par value per share, of Midlantic for issuance in connection with the acquisition of Old York Road Bancorp, Inc. and its wholly-owned subsidiary, Bank and Trust Company of Old York Road, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as director and/or officer of Midlantic to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 18th day of January, 1995.

                                          FRED R. SULLIVAN
                                          ------------------------
                                          Fred R. Sullivan
Attest:

JOHN M. SPERGER
- --------------------
John M. Sperger
Senior Vice President
  & Secretary

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver to do all other acts and things on my behalf as a director and/or officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-4 of the Common Stock, $3.00 par value per share, of Midlantic for issuance in connection with the acquisition of Old York Road Bancorp, Inc. and its wholly-owned subsidiary, Bank and Trust Company of Old York Road, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as director and/or officer of Midlantic to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 18th day of January, 1995.

                                          MARCY SYMS
                                          ------------------------
                                          Marcy Syms
Attest:

JOHN M. SPERGER
- --------------------
John M. Sperger
Senior Vice President
  & Secretary

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver to do all other acts and things on my behalf as a director and/or officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-4 of the Common Stock, $3.00 par value per share, of Midlantic for issuance in connection with the acquisition of Old York Road Bancorp, Inc. and its wholly-owned subsidiary, Bank and Trust Company of Old York Road, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as director and/or officer of Midlantic to one or more registration statements to be filed with the Securities and Exchange Commission, to any and all amendments, including post-effective amendments and supplements, to the said registration statements and to any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 18th day of January, 1995.

                                          HAROLD L. YOH, JR.
                                          ------------------------
                                          Harold L. Yoh, Jr.
Attest:

JOHN M. SPERGER
- --------------------
John M. Sperger
Senior Vice President
  & Secretary